EXHIBIT 99.1
RBC 2009 Global Energy and Power Conference June 1 - 2, 2009

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of April 15, 2009. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: the duration and severity of the global economic downturn and disruptions in the financial markets; ability to renew sales contracts; reductions and/or deferrals of purchases by major customers; credit and performance risks associated with customers, suppliers, trading and banks and other financial counterparties; transportation availability, performance and costs, including availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; geologic, equipment and operational risks inherent to mining; impact of weather on demand, production and transportation; replacement of coal reserves; price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses; performance of contractors, third-party coal suppliers or major suppliers of mining equipment or supplies; negotiation of labor contracts, employee relations and workforce availability; availability and costs of credit, surety bonds, letters of credit, and insurance; changes in postretirement benefit and pension obligations and funding requirements; availability and access to capital markets on reasonable terms to fund growth and acquisitions; legislative and regulatory developments, including mercury and carbon dioxide-related limitations; the outcome of pending or future litigation; coal and power market conditions; availability and costs of competing energy resources; risks associated with our Btu Conversion or generation development initiatives; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense and depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from continuing operations net of income taxes, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 4/15/09

BTU: The Only Global Pure-Play Coal Investment Three Primary Effects of Current Conditions Three Key Takeaways Soft Near-Term Markets Major Future Market Rebound Strong Investment Opportunities Industry Swiftly Moving to Rebalance Supply/Demand Underinvestment and Depletion to Drive Major Oil, Gas and Coal Resurgence BTU is Uniquely Positioned to Benefit from Growth Trends

Global Coal Supply-Demand: Historically Swift Response to Rebalance Steel declines reduce 2009 seaborne met coal demand by 40 to 50 million tonnes 40 to 45 million tonnes of production reductions announced to date Pacific thermal coal market expected to remain largely stable in second half of 2009 Reduced Atlantic demand drives lower U.S. exports U.S. demand down 70 to 90 million tons on lower generation, exports and natural gas prices 68 million tons of announced reductions Additional implied reduction balances market

Year-Over-Year Weekly Change in U.S. Coal Shipments Source: Energy Information Administration, Weekly Coal Production Report, May 21, 2009. Second Quarter U.S. Coal Shipments Down ~130 Million Tons on Annualized Basis

BTU Focus Areas for 2009 Continue focus on strong cost control and productivity Record safety year in 2008 Stable U.S. costs over last three quarters Increase contributions from high-margin operations Exercise tight capital discipline Evaluate opportunistic acquisitions amid distressed markets Pursue global trading, infrastructure and joint venture opportunities Peabody-Polo Resources JV completed U.S. Production: 2009 Sold Out and 2010 80% Priced

6/1/2009 2009 2010 2011 2012 8.23 8.37 10.5 13.35 14.1 6/1/2009 2009 2010 2011 2012 3.91 4.36 6.23 7.01 7.25 Markets: Strong Contango Represents Real Market Dynamics 6/1/2009 2009 2010 2011 2012 62.6 66.45 85.42 98.97 104.6 Natural Gas Coal: PRB 8800 Coal: API 2 $104.60 $8.23 $7.25 $62.60 $14.10 $3.91 Updated May 20, 2009

Fragile Economies... But Early Signs of Recovery? What to Watch for in Gauging the Recovery Atlantic Markets Atlantic Markets Pacific Markets Pacific Markets Economic Growth Leading U.S. indicators rise; lagging metrics still falling China, emerging Asia GDP estimates increasing Industrial Production Remains weak in Europe and U.S. First signs of manufacturing recovery in China Inventories Steel plants working through destocking Steel plants working through destocking High thermal coal inventories in Europe and U.S. Normal thermal coal inventories in Asia

BTU: The Only Global Pure-Play Coal Investment Three Primary Effects of Current Conditions Three Key Takeaways Soft Near-Term Markets Major Future Market Rebound Strong BTU Contract Position; Reducing 2009 Production Resurgence from Underinvestment in Energy Supply / Long-Term Energy Growth BTU is Uniquely Positioned to Benefit from Growth Trends Strong Investment Opportunities

Sharp Rebound Likely When Markets Recover Capital reductions and project cancellations by major energy and mining companies Financing challenges further threaten a number of producers Environmental challenges in U.S. place 10% of production at risk, virtually all of it exportable Geology, permitting and safety compliance challenge supply in certain high-cost regions Significant secular demand from electricity growth by emerging nations

China Continues to Reduce Exports While India Increases Imports China: record imports YTD 2009 May be 10 to 20 million tonne net coal importer in 2009 Massive small mine closure under way Using others' resources first India is the world's fastest- growing coal importer Domestic production to be significantly short of demand Coal and Oil Group of India: thermal imports to quadruple to 100 MTPY by 2012 China and India Represent Nearly Half of Global Coal Demand Source: International Energy Agency, World Energy Outlook 2008; industry reports.

Compound Annual Growth Rate Coal Continues to be the World's Fastest Growing Fuel Six-Year Change in Global Energy Consumption Source: BP Statistical Review of World Energy, June 2008. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 35.15 19.02 18.93 10.53 3.51 35% 2001 - 2007 Change 19% 11% 19% 4% Coal Natural Gas Oil Hydro Nuclear 0.6% 1.7% 2.9% 2.9% 5.1%

International Energy Agency Projects 61% Growth in Global Coal Use by 2030 Million Tonnes of Oil Equivalent Coal Natural Gas 977 MTOE Nuclear 158 MTOE Hydro 122 MTOE Wind & Solar 210 MTOE Source: International Energy Agency, World Energy Outlook 2008. 1,666 MTOE 1,467 MTOE Growth in Coal Demand Through 2025 Exceeds Natural Gas, Nuclear, Hydro, Wind and Solar Combined

Global Coal Plant Buildout: 200 GW Under Construction; 700 MTPA of Coal Use 30 Units in U.S. Under Construction Requiring 70 MTPA of Coal The 1,600 MW Prairie State Energy Campus under construction in Southern Illinois; startup in 2011 Includes units under construction and newly completed for 2009.

U.S. Economic Stimulus Provides Unprecedented Clean Coal Support $3.4 billion for fossil fuel $1.0 billion for R&D (potentially FutureGen) $800 million for Clean Power Initiative $1.5 billion for industrial CCS demo projects Carbon storage tax credits $20/tonne CO2 credit for deep permanent storage $10/tonne CO2 credit for enhanced oil recovery $11 billion for transmission upgrades benefits coal-by-wire Support for electric car R&D CO2 carbon storage test well at Peabody/ ConocoPhillips Kentucky NewGas site in Hancock County, Kentucky

European Commission: Costs of achieving climate goals could be up to 40% higher without CCS IEA on options to achieve 50% global emissions reduction by 2050: Most expensive option is "No CCS" scenario which results in additional costs in 2050 of $1.28 trillion Mitigation cost without CCS is 71% greater than when coal with CCS is included Carnegie Mellon study: Cost of Coal with CCS is: Coal with Carbon Capture and Storage: The Low-Cost, Low-Carbon Option 15% - 50% Below Wind 25% - 40% Below Natural Gas 15% Below Nuclear Source: European Commission; International Energy Agency; Carnegie Mellon University: "Cost and Performance of Fossil Fuel Power Plants," 2007, E.S. Rubin, et al.,; "A National Renewable Portfolio Standard? Not Practical," 2008,

Carbon Capture and Storage Projects Accelerating Around the World

Peabody Essential


Great Plains Synfuels Plant, USA
AEP's Mountaineer Plant, USA
Statoil's Sleipner, Norway
Planned GreenGen, China
Peabody is equity partner
Schwarze Pumpe, Germany
Current CO_2 Capture Projects
Gasification Synfuels Plant
Major Pilot Plants (Post-Combustion)
CO_2 Separation from Natural Gas for CCS
Food-grade CO_2/Carbonation of Brine/ Urea (Post-Combustion)
Current CO_2 Storage Demonstration Projects
ECBM Projects
EOR Projects
Gas Production Fields
Saline Aquifer

Source: International Energy Agency Greenhouse Gas R&D Programme; National Mining Association, 2009.

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Peabody: A Global Leader in Btu Conversion and Clean Coal Solutions Only non-Chinese equity partner in GreenGen, China's centerpiece coal / climate initiative Partnering with ConocoPhillips on new coal- to-natural gas facility in Kentucky GreatPoint Energy to develop coal-to-gas plants Inner Mongolia Continue as a Global Leader in Clean Coal Solutions Kentucky NewGas Advancing Inner Mongolian mine and coal-to-chemicals conversion project

BTU: The Only Global Pure-Play Coal Investment Three Primary Effects of Current Conditions Three Key Takeaways Soft Near-Term Markets Major Future Market Rebound Strong Investment Opportunities Strong BTU Contract Position; Reducing 2009 Production Underinvestment and Depletion to Drive Major Oil, Gas and Coal Resurgence BTU is Uniquely Positioned to Benefit from Growth Trends

Peabody is Uniquely Positioned to Create Value as Global Markets Recover Unmatched size and diverse portfolio Record of results and major financial strength Serving the fastest-growing global markets Growing Australian platform Emerging projects in China and Mongolia Highly contracted U.S. position Best reserve base for long-term development Bargain valuation by historic standards BTU Investment Appeals

Peabody is Largest Private-Sector Coal Company Source: Company reports and websites, SEC filings and Peabody analysis. Values are on a short-ton basis.

2004 2005 2006 2007 2008 2763 3597.9 4050.9 4545.1 6593.4 2004 2005 2006 2007 2008 490.1 696.4 911 968.6 1847.3 Peabody Has a Strong Track Record of Results 2004 2005 2006 2007 2008 200.3 213.7 221.4 236.1 255.5 EBITDA In millions. Reflects results from continuing operations. Sales volumes unaudited. Revenues Sales Volume Tons Sold 256 $6,593 $1,847

2008 Revenue 45% EBITDA 91% Operating Profit 135% Diluted EPS 123% Operating Cash Flow 209% 2008: A Picture of Peabody When Markets Rebound Operating Cash Flow of $1.41 Billion Available Liquidity of More Than $2 Billion Values represent continuing operations for the year ended December 31, 2008. Peabody Financially Strong and Sets Records in All Financial Metrics

Diversity of Earnings Offers Unique Advantages for BTU 1st Qtr 2nd Qtr 1 99 2003 International EBITDA Share Grows to +50% in 2008 1st Qtr 2nd Qtr 52 48 2008 1st Qtr 2nd Qtr 21 79 2007 $422 Million $969 Million $1.85 Billion Values represent continuing operations. U.S. EBITDA International EBITDA

BTU's Pacific Platform Well-Positioned to Serve Strongest Growth Markets Peabody has a growing position in world's largest coal-exporting nation Serving fastest-growing markets in the world 1 million tons to China already booked in 2009 India a major thermal and met coal customer Major platform offers strong future year growth with minimal additional capital 20 - 23 million tons in 2009 Capacity of 30+ million tons

Operations, Trading and Development Create Global Growth Opportunities Operations Trading & Local Offices Countries Served/Sourced Ports Coal Exports

Developing Largest Eastern U.S. Surface Mine to Serve Customer Commitments Revenues of nearly $6 billion over time 90 million tons of production secured by long-term customer agreements Production begins mid-year 2009 Capital investment of $350 - $400 million Exploring similar transactions to secure long-term business Peabody's 8 Million Ton Per Year Bear Run Mine Indiana Evansville Office

Peabody Trades at Historic Low Share Price Given EBITDA Performance Peabody values reflect 30-day moving average, the March 2005 and February 2006 2-for-1 stock splits and discontinued operations including the 2007 Patriot Coal spin-off.

Peabody Among Top 1% for Profit Growth in Recent Fortune 500 BTU ranked No. 5 in Fortune 500 for one- and five-year growth in profits Only company in the top 10 for profit growth in both the one- and five-year period BTU in top 20 for total return to shareholders over last five years Ranked 12th among "climbers" in Fortune 500

Peabody Uniquely Positioned Within Coal Industry for Success Broad global diversity Serving major long-term demand growth in emerging nations Able to avoid geology, permitting and compliance issues in high-cost regions Leading trading position Not challenged by liquidity or inability to access capital Able to be opportunistic in acquisitions during challenging markets Strength BTU Peers X X ? ? ? ? ? ? ? ? ? X

For Further Information: Christina Morrow Director Investor Relations 1.314.342.7651 Vic Svec Senior Vice President Investor Relations and Corporate Communications 1.314.342.7768 PeabodyEnergy.com